Geneva SMID Cap Growth Fund
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 96.1%	Shares	Value
Apparel Retailers - 3.1%
Burlington Stores, Inc. (a)	5,188	$1,308,569

Building: Climate Control - 5.7%
AAON, Inc.	16,662	1,557,564
Watsco, Inc.	2,490	862,536
		2,420,100

Building: Roofing/Wallboard and Plumbing - 3.6%
Advanced Drainage Systems, Inc.	10,046	1,530,809

Computer Services - 1.7%
EPAM Systems, Inc. (a)	3,743	699,941

Construction - 2.0%
Construction Partners, Inc. - Class A (a)	7,892	860,228

Consumer Services: Misc. - 6.6%
Copart, Inc. (a)	23,818	928,426
Rollins, Inc.	30,033	1,846,429
		2,774,855

Defense - 3.2%
Axon Enterprise, Inc. (a)	2,507	1,354,131

Diversified Retailers - 3.0%
Ollie's Bargain Outlet Holdings, Inc. (a)	10,429	1,283,914

Electronic Equipment: Gauges and Meters - 4.6%
Keysight Technologies, Inc. (a)	9,941	1,967,821

Engineering and Contracting Services - 3.4%
Exponent, Inc.	19,952	1,442,530

Health Care Management Services - 2.1%
HealthEquity, Inc. (a)	8,599	904,443

Insurance Brokers - 3.0%
Ryan Specialty Holdings, Inc.	21,954	1,274,869

Investment Services - 1.0%
MarketAxess Holdings, Inc.	2,455	402,350

Medical Equipment - 6.9%
Globus Medical, Inc. - Class A (a)	14,625	1,331,460
Repligen Corp. (a)	9,175	1,569,109
		2,900,569

Medical Services - 1.2%
Certara, Inc. (a)	56,217	514,948

Medical Supplies - 2.2%
Bio-Techne Corp.	14,346	925,460

Metal Fabricating - 5.7%
RBC Bearings, Inc. (a)	5,380	2,393,939

Nondurable Household Products - 2.5%
Church & Dwight Co., Inc.	12,344	1,051,215

Production Technology Equipment - 3.4%
Novanta, Inc. (a)	7,034	$799,484
Onto Innovation, Inc. (a)	4,614	660,540
		1,460,024

Professional Business Support Services - 7.2%
ExlService Holdings, Inc. (a)	46,851	1,861,390
Fair Isaac Corp. (a)	663	1,197,265
		3,058,655

Property and Casualty Insurance - 2.6%
Kinsale Capital Group, Inc.	2,855	1,098,890

Real Estate Services - 2.7%
CoStar Group, Inc. (a)	16,888	1,161,894

Recreational Products - 2.1%
Pool Corp.	3,587	873,793

Semiconductors - 3.9%
Monolithic Power Systems, Inc.	1,763	1,636,364

Software - 9.2%
Descartes Systems Group, Inc. (a)	12,048	992,996
HubSpot, Inc. (a)	1,637	601,303
Tyler Technologies, Inc. (a)	3,412	1,602,343
Vertex, Inc. - Class A (a)	36,283	713,687
		3,910,329

Specialty Chemicals - 3.5%
Balchem Corp.	9,402	1,468,686
TOTAL COMMON STOCKS (Cost $37,154,864)		40,679,326

CONTINGENT VALUE RIGHTS - 0.0% (b)	Shares	Value
Health Care - 0.0%(b)
Abiomed – J&J (a)(c)	169	208
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		208

SHORT-TERM INVESTMENTS - 4.0%	Shares	Value
Money Market Funds – 4.0%
First American Government Obligations Fund - Class X, 3.92% (d)	1,702,045	1,702,045
TOTAL SHORT-TERM INVESTMENTS (Cost $1,702,045)		1,702,045

TOTAL INVESTMENTS - 100.1% (Cost $38,856,909)		42,381,579
Liabilities in Excess of Other Assets - (0.1)%		(45,014)
TOTAL NET ASSETS - 100.0%		$42,336,565

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $208 or 0.0% of net assets as of November 30, 2025.

(d)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Geneva SMID Cap Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Assets
Common Stocks	$40,679,326	$–	$–	$40,679,326
Contingent Value Rights	–	–	208	208
Money Market Funds	1,702,045	–	–	1,702,045
Total Investments	$42,381,371	$–	$208	$42,381,579

Refer to the Schedule of Investments for further information on the classification of investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Geneva SMID Cap Growth Fund

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

The Fund received contingent value rights, which are valued as a Level 3 security, as a result of their ownership of Abiomed, Inc. common stock. This Level 3 investment is deemed to be immaterial and does not require disclosure of valuation techniques and inputs used. Level 3 investments totaled 0.00% of the Fund’s net assets.

Investments in Securities
Balance as of 8/31/2025	$204
Accrued discounts/ premiums	–
Realized gain (loss)	–
Change in net unrealized appreciation	4
Net purchases (sales)	–
Transfers into and/or out of Level 3	–
Balance as of 11/30/2025	$208
Net change in unrealized appreciation of Level 3 assets as of 11/30/2025	$4